                                                                 EXHIBIT 99

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-B
                       Class A-1 1.13% Asset Backed Notes
                       Class A-2 1.66% Asset Backed Notes
                       Class A-3 2.48% Asset Backed Notes
                       Class A-4 3.20% Asset Backed Notes
                       SCHEDULE B - SERVICER'S CERTIFICATE

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2003-B, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Depositor, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of October 1, 2003. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

COLLECTION PERIOD BEGINNING:      11/1/2003
COLLECTION PERIOD ENDING:        11/30/2003
PREV. DISTRIBUTION/CLOSE DATE:   11/12/2003
DISTRIBUTION DATE:               12/12/2003
DAYS OF INTEREST FOR PERIOD:             30
DAYS OF COLLECTION PERIOD                30
MONTHS SEASONED:                          2

                                                                    ORIGINAL
PURCHASES             UNITS    CUT-OFF DATE     CLOSING DATE      POOL BALANCE
---------             -----    ------------     ------------      ------------
INITIAL PURCHASE     62,342     9/30/2003        10/29/2003     1,024,700,567.30
SUB. PURCHASE #1
SUB. PURCHASE #2
                     ------     ---------        ----------     ----------------
TOTAL                62,342                                     1,024,700,567.30

I.  ORIGINAL DEAL PARAMETERS

                                     DOLLAR AMOUNT                # OF CONTRACTS
       Original Portfolio:        $ 1,024,700,567.30                  62,342

                                                                                                 LEGAL FINAL
      Original Securities:          DOLLAR AMOUNT                        COUPON                    MATURITY
         Class A-1 Notes         $   193,000,000.00                     1.13000%                  11/12/2004
         Class A-2 Notes             280,000,000.00                     1.66000%                   2/12/2007
         Class A-3 Notes             210,000,000.00                     2.48000%                   3/12/2008
         Class A-4 Notes             249,000,000.00                     3.20000%                  12/13/2010
          Class B Notes               92,700,567.30                     8.00000%                  12/13/2010
                                      -------------
                Total            $ 1,024,700,567.30

II. COLLECTION PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

    (1)  Beginning of period Aggregate Principal Balance                                        (1)  1,007,332,193.81
                                                                                                   ------------------
    (2)  Subsequent Receivables Added
         Monthly Principal Amounts                                                              (2)                 -
                                                                                                   ------------------
         (3) Principal Portion of Scheduled Payments
             Received                                               (3)  9,072,377.53
                                                                       --------------
         (4) Principal Portion of Prepayments Received              (4)  6,927,713.43
                                                                       --------------
         (5) Principal Portion of Liquidated
             Receivables                                            (5)    245,398.26
                                                                       --------------
         (6) Aggregate Amount of Cram Down Losses                   (6)            -
                                                                       --------------

         (7) Other Receivables adjustments                          (7)            -
                                                                       --------------

         (8) Total Principal Distributable Amounts                                              (8)     16,245,489.22
                                                                                                   ------------------

    (9)  End of Period Aggregate
         Principal Balance                                                                      (9)    991,086,704.59
                                                                                                   ==================
    (10) Pool Factor  (Line 9 /
         Original Pool Balance)                                                                (10)           96.7196%
                                                                                                   ==================

III.COLLECTION PERIOD NOTE BALANCE CALCULATION:

                                    CLASS A-1       CLASS A-2        CLASS A-3     CLASS A-4         CLASS B            TOTAL
                                ----------------  --------------  --------------  --------------  -------------   -----------------
    (11) Original Note Balance  $ 193,000,000.00  280,000,000.00  210,000,000.00  249,000,000.00  92,700,567.30   $1,024,700,567.30
                                ----------------  --------------  --------------  --------------  -------------   -----------------
    (12) Beginning of period
         Note Balance             164,216,297.04  280,000,000.00  210,000,000.00  249,000,000.00  92,700,567.30      995,916,864.34
                                ----------------  --------------  --------------  --------------  -------------   -----------------
    (13) Noteholders' Principal
         Distributable Amount      16,245,489.22               -               -               -              -       16,245,489.22
    (14) Class A Noteholders'
         Accelerated Principal
         Amount                     8,516,937.41               -               -               -                       8,516,937.41
    (15) Class A Noteholders'
         Principal Carryover
         Amount                                -               -               -               -                                  -
    (16) Policy Claim Amount                   -               -               -               -                                  -
                                ----------------  --------------  --------------  --------------  -------------   -----------------
    (17) End of period Note
         Balance                  139,453,870.41  280,000,000.00  210,000,000.00  249,000,000.00  92,700,567.30      971,154,437.71
                                  ==============  ==============  ==============  ==============  =============      ==============
    (18) Note Pool Factors
         (Line 17 / Line 11)             72.2559%       100.0000%       100.0000%       100.0000%      100.0000%            94.7745%
    (19) Class A Noteholders'
         Ending Note Balance      878,453,870.41
    (20) Class B Noteholders'
         Ending Note Balance       92,700,567.30
    (21) Class A Noteholders'
         Beginning Note Balance   903,216,297.04
    (22) Class B Noteholders'
         Beginning Note Balance    92,700,567.30
    (23) Total Noteholders
         Principal Distribution
         for Collection Period     24,762,426.63
    (24) Total Noteholders
         Interest Distribution
         for Collection Period      2,257,974.13

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-B
                       Class A-1 1.13% Asset Backed Notes
                       Class A-2 1.66% Asset Backed Notes
                       Class A-3 2.48% Asset Backed Notes
                       Class A-4 3.20% Asset Backed Notes
                       SCHEDULE B - SERVICER'S CERTIFICATE

IV. CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT:

    (25) Total Monthly Principal Collection Amounts                                            (25)     16,245,489.22
                                                                                                   ------------------
    (26) Required Pro Forma Class A Note Balance (87% x Line 9)     (26)   862,245,432.99
                                                                        -----------------
    (27) Pro Forma Class A Note Balance (Line 21 - Line 8)          (27)   886,970,807.82
                                                                        -----------------
    (28) Step-Down Amount (Max of 0 or (Line 26 - Line 27))         (28)                -                           -
                                                                        -----------------          ------------------
    (29) Principal Distribution Amount (Line 25 - Line 28)                                     (29)     16,245,489.22
                                                                                                   ==================

V.  RECONCILIATION OF COLLECTION ACCOUNT:

    AVAILABLE FUNDS

         (30) Interest Collections                                  (30)    12,459,333.75
                                                                        -----------------
         (31) Repurchased Loan Proceeds Related to
              Interest                                              (31)                -
                                                                        -----------------
         (32) Principal Collections                                 (32)     9,072,377.53
                                                                        -----------------
         (33) Prepayments in Full                                   (33)     6,927,713.43
                                                                        -----------------
         (34) Prepayments in Full Due to
              Administrative Repurchases                            (34)                -
                                                                        -----------------
         (35) Repurchased Loan Proceeds Related to Principal        (35)                -
                                                                        -----------------
         (36) Collection of Supplemental Servicing -
              Extension and Late Fees                               (36)       176,433.00
                                                                        -----------------
         (37) Collection of Supplemental Servicing -
              Repo and Recovery Fees Advanced                       (37)                -
                                                                        -----------------
         (38) Liquidation Proceeds                                  (38)       118,550.00
                                                                        -----------------
         (39) Recoveries from Prior Month Charge-Offs               (39)           262.00
                                                                        -----------------
         (40) Investment Earnings - Collection Account              (40)        15,110.37
                                                                        -----------------
         (41) Investment Earnings - Spread Account                  (41)        22,975.85
                                                                        -----------------
         (42) Total Available Funds                                                             (42)     28,792,755.93
                                                                                                    ------------------

         DISTRIBUTIONS:

         (43) Base Servicing Fee - to Servicer                      (43)     1,888,747.86
                                                                        -----------------
         (44) Supplemental Servicing Fee - to Servicer              (44)       197,605.52
                                                                        -----------------
         (45) Indenture Trustee Fees                                (45)           250.00
                                                                        -----------------
         (46) Owner Trustee Fees                                    (46)               -
                                                                        -----------------
         (47) Backup Servicer Fees                                  (47)               -
                                                                        -----------------

         NOTEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT

                                         INTEREST
                            BEGINNING     CARRY-  INTEREST                         CALCULATED
                CLASS     NOTE BALANCE     OVER     RATE     DAYS   DAYS BASIS      INTEREST
                -----     ------------     ----     ----     ----   ----------      --------
         (48) Class A-1  164,216,297.04        -   1.13000%   30   Act.Days/360    154,637.01        (48) 154,637.01
                                                                                                         -----------
         (49) Class A-2  280,000,000.00        -   1.66000%   30      30/360       387,333.33        (49) 387,333.33
                                                                                                         -----------
         (50) Class A-3  210,000,000.00        -   2.48000%   30      30/360       434,000.00        (50) 434,000.00
                                                                                                         -----------
         (51) Class A-4  249,000,000.00        -   3.20000%   30      30/360       664,000.00        (51) 664,000.00
                                                                                                         -----------
         (52)  Class B    92,700,567.30        -   8.00000%   30      30/360       618,003.78        (52) 618,003.78
                                                                                                         -----------

         NOTEHOLDERS' PRINCIPAL DISTRIBUTION AMOUNT

                            PRINCIPAL    PRINCIPAL   EXCESS     MANDATORY                   TOTAL
              CLASS        DISTRIBUTION  CARRYOVER  PRIN.DUE  NOTE PREPAYMENT              PRINCIPAL
              -----        ------------  ---------  --------  ---------------   -------    ---------
         (53) Class A-1   16,245,489.22        -         -         -                 -    16,245,489.22    (53)  16,245,489.22
                                                                                                               ---------------
         (54) Class A-2               -        -         -         -                 -                -    (54)              -
                                                                                                               ---------------
         (55) Class A-3               -        -         -         -                 -                -    (55)              -
                                                                                                               ---------------
         (56) Class A-4               -        -         -         -                 -                -    (56)              -
                                                                                                               ---------------
         (57)  Class B                -        -         -         -                 -                -    (57)              -
                                                                                                               ---------------

         (58) Insurer Premiums - to MBIA                                      (58)     173,116.46
                                                                                  ---------------
         (59) Total Distributions                                                                          (59)  20,763,183.19
                                                                                                               ---------------
    (60) Excess Available Funds (or Premium Claim Amount)                                                  (60)   8,029,572.74
                                                                                                               ---------------
    (61) Deposit to Spread Account to Increase to Required Level                                           (61)              -
                                                                                                               ---------------
    (62) Amount available for Noteholders' Accelerated Principle Amount                                    (62)   8,029,572.74
                                                                                                               ---------------
    (63) Amount available for Deposit into the Note Distribution Account                                   (63)              -
                                                                                                               ---------------

VI. CALCULATION OF ACCELERATED PRINCIPAL AMOUNT:

    (64)   Excess Available Funds After Amount to Increase Spread to
           Required Level (Line 60 - Line 61)                                 (64)   8,029,572.74
                                                                                  ---------------
    (65)   Spread Account Balance in Excess of Required Spread
           Balance                                                            (65)     487,364.67
                                                                                  ---------------
    (66)   Total Excess Funds Available                                       (66)   8,516,937.41
                                                                                  ---------------
    (67)   Pro Forma Class A Note Balance (Line 21 - Line 8)                  (67) 886,970,807.82
                                                                                  ---------------
    (68)   Required Pro Forma Class A Note Balance (87% x Line 9)             (68) 862,245,432.99
                                                                                  ---------------
   (69)   Excess of Pro Forma Balance over Required Balance
           (Line 67 - Line 68)                                                (69)  24,725,374.83
                                                                                   ---------------
   (70)   Lesser of (Line 68) or (Line 69)                                    (70)  24,725,374.83
                                                                                   ---------------
   (71)   Accelerated Principal Amount (Lesser of Line 66 or 70)                                           (71)   8,516,937.41
                                                                                                               ---------------

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-B
                       Class A-1 1.13% Asset Backed Notes
                       Class A-2 1.66% Asset Backed Notes
                       Class A-3 2.48% Asset Backed Notes
                       Class A-4 3.20% Asset Backed Notes
                       SCHEDULE B - SERVICER'S CERTIFICATE

VII. RECONCILIATION OF SPREAD ACCOUNT:         INITIAL DEPOSIT   TOTAL

    (72) INITIAL OR SUBSEQUENT SPREAD ACCOUNT DEPOSITS                30,741,017.02                             30,741,017.02
                                                                      -------------  ------------------       ---------------
    (73) BEGINNING OF PERIOD SPREAD
         ACCOUNT BALANCE ADDITIONS TO SPREAD ACCOUNT                                                      (73)   30,219,965.81
                                                                                                              ----------------
         (74)   Deposit from Collection
                Account (Line 61)                                                    (74)             -
                                                                                     ------------------
         (75)   Investments Earnings                                                 (75)     22,975.85
                                                                                     ------------------
         (76)   Deposits Related to Subsequent Receivables Purchases                 (76)             -
                                                                                     ------------------
         (77)   Total Additions                                                                           (77)       22,975.85
                                                                                                              ----------------
                                                                                                          (78)   30,242,941.66
                                                                                                              ----------------

         SPREAD ACCOUNT BALANCE AVAILABLE FOR WITHDRAWALS
         AND SPREAD ACCOUNT REQUIREMENT AMOUNT

         (79)   3% of the Ending Pool Balance (3% x Line 9)                          (79) 29,732,601.14
                                                                                     ------------------
         (80)   Floor Amount (2.0% of Original Pool Balance)          20,494,011.35  (80)             -
                                                                      -------------  ------------------
         (81)   If a Spread Cap Event exists then 6% of the Ending
                Pool Balance                                                      -  (81)             -
                                                                      -------------  ------------------
         (82)   If a Trigger Event exists then an unlimited amount
                as determined by the Controlling Party                               (82)             -
                                                                                     ------------------
         (83)   Spread Account Requirement                                                                (83)   29,732,601.14
                                                                                                              ----------------

         WITHDRAWALS FROM SPREAD ACCOUNT

         (84)   Withdrawal pursuant to Section 5.1(b) (Transfer
                Investment Earnings to the Collection Account)                       (84)     22,975.85
                                                                                     ------------------
         (85)   Withdrawal pursuant to Section 5.7(Spread Account
                Draw Amount)                                                         (85)             -
                                                                                     ------------------
         (86)   Withdrawal pursuant to Section 5.7(b)(x) (Unpaid
                amounts owed to the Insurer)                                         (86)             -
                                                                                     ------------------
         (87)   Withdrawal pursuant to Section 5.7(b)(xiii) (Other
                unpaid amounts owed to the Insurer)                                  (87)             -
                                                                                     ------------------
         (88)   Withdrawal pursuant to Section 5.7(b)(xiv) (Note
                Distribution Account - Class A Noteholders'
                Accelerated Principal Amount)                                        (88)    487,364.67
                                                                                     ------------------
         (89)   Withdrawal pursuant to Section 5.7(b)(xv) (Note
                Distribution Account - Class B Noteholders'
                Principal)                                                           (89)             -
                                                                                     ------------------
         (90)   Total Withdrawals                                                    (90)    510,340.52
                                                                                     ------------------
                                                                                                          (91)      510,340.52
                                                                                                              ----------------
         END OF PERIOD SPREAD ACCOUNT BALANCE                                                             (92)   29,732,601.14
                                                                                                              ----------------

VIII.             CALCULATION OF OC LEVEL AND OC PERCENTAGE

         (93)   Aggregate Principal Balance                                          (93) 991,086,704.59
                                                                                         --------------
         (94)   End of Period Class A Note Balance                                   (94) 878,453,870.41
                                                                                         --------------
         (95)   Line 93 less Line 94                                                 (95) 112,632,834.18
                                                                                         ---------------
         (96)   OC Level (Line 95 / Line 93)                                         (96)         11.36%
                                                                                         --------------
         (97)   Ending Spread Balance as of a percentage of Aggregate
                Principal Balance (Line 92 / Line 93)                                (97)          3.00%
                                                                                         --------------

         (98)   OC Percentage (Line 96 + Line 97)                                                         (98)           14.36%
                                                                                                              ----------------

IX.      AMOUNTS DUE TO CERTIFICATEHOLDER

         (99)   Beginning of Period Class B Noteholder Balance                                            (99)   92,700,567.30
         (100)  Funds Available to the Class B Noteholder
         (101)  Remaining Balance to the Certificateholder                                                (100)              -

                                                                                                          (101)              -

For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Triad's website at: www.triadfinancial.com

By:      (S)/Mike Wilhelms
Name:    Mike Wilhelms
Title:   Sr. VP & Chief Financial Officer
Date:    4-Dec-2003

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-B

                      Class A-1 1.13% Asset Backed Notes
                      Class A-2 1.66% Asset Backed Notes
                      Class A-3 2.48% Asset Backed Notes
                      Class A-4 3.20% Asset Backed Notes

                            STATEMENT TO NOTEHOLDERS

This Statement to Noteholders' has been prepared pursuant to Section 5.10 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2003-B, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Depositor, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of October 1, 2003. Defined terms have the meaning assigned to them in the Sale and Servicing Agreement or in the other Transaction Documents.

COLLECTION PERIOD BEGINNING:           11/01/2003
COLLECTION PERIOD ENDING:              11/30/2003
PREV. DISTRIBUTION/CLOSE DATE:         11/12/2003
DISTRIBUTION DATE:                     12/12/2003
DAYS OF INTEREST FOR PERIOD:                   30
DAYS IN COLLECTION PERIOD:                     30
MONTHS SEASONED:                                2

Original Pool Balance                                          $1,024,700,567.30
Beginning of Period Pool Balance                                1,007,332,193.81
Principal Reduction during preceding Collection Period             16,245,489.22
End of Period Pool Balance                                     $  991,086,704.59

I.    COLLECTION PERIOD
      NOTE BALANCE
      CALCULATION:               CLASS A-1        CLASS A-2        CLASS A-3        CLASS A-4           CLASS B           TOTAL
      ------------               ---------        ---------        ---------        ---------           -------           -----
 (1)  Original Note
      Balance          (1)    $193,000,000.00  $280,000,000.00  $210,000,000.00  $249,000,000.00  $92,700,567.30  $1,024,700,567.30
                               --------------   --------------   --------------   --------------   -------------     --------------
 (2)  Beginning of
      Period
      Note Balance     (2)     164,216,297.04   280,000,000.00   210,000,000.00   249,000,000.00   92,700,567.30     995,916,864.34

 (3)  Note Principal
      Payments         (3)      24,762,426.63             0.00             0.00             0.00            0.00      24,762,426.63

 (4)  Preliminary
      End of period
      Note Balance     (4)     139,453,870.41   280,000,000.00   210,000,000.00   249,000,000.00   92,700,567.30     971,154,437.71
                               --------------   --------------   --------------   --------------   -------------     --------------
 (5)  Policy Claim
      Amount           (5)               0.00             0.00             0.00             0.00            0.00               0.00

 (6)  End of period
      Note Balance     (6)     139,453,870.41   280,000,000.00   210,000,000.00   249,000,000.00   92,700,567.30     971,154,437.71
                               ==============   ==============   ==============   ==============   =============     ==============
 (7)  Note Pool
      Factors
      (6) / (1)        (7)         72.2558914%     100.0000000%     100.0000000%     100.0000000%    100.0000000%        94.7744608%
                               ==============   ==============   ==============   ==============   =============     ==============

II.   NOTE INTEREST
      DISTRIBUTION AND
      CARRYOVER AMOUNT              CLASS A-1        CLASS A-2        CLASS A-3        CLASS A-4           CLASS B         TOTAL
      ----------------              ---------        ---------        ---------        ---------           -------         -----
 (8)  Note Interest
      Payments                (8)   154,637.01       387,333.33       434,000.00       664,000.00      618,003.78     2,257,974.13
 (9)  Interest Carryover
      Amount                  (9)         0.00             0.00             0.00             0.00            0.00             0.00

III.  DISTRIBUTION PER
      $1,000 OF
      ORIGINAL BALANCE                CLASS A-1        CLASS A-2        CLASS A-3       CLASS A-4           CLASS B         TOTAL
      ----------------                ---------        ---------        ---------       ---------           -------         -----
(10)  Principal Distribution   (10)     128.30             0.00             0.00             0.00            0.00           128.30
(11)  Interest Distribution    (11)       0.94             1.38             2.07             2.67            6.67            13.73
                                        ------            -----             ----             ----            ----           ------
(12)  Total Distribution
      (10) + (11)              (12)     129.24             1.38             2.07             2.67            6.67           142.03

IV.   SERVICING FEE PAID TO THE SERVICER
(13)  Base Servicing Fee Paid for the
      Prior Collection Period                         $ 1,888,747.86
(14)  Supplemental Servicing Fee Paid for the Prior
      Collection Period                                   197,605.52
                                                      --------------
(15)  Total Fees Paid to the Servicer                 $ 2,086,353.38

V.       COLLECTION PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:
                                                                                      CUMULATIVE      MONTHLY
                                                                                      ----------      -------
    (16) Original Number of Receivables                                         (16)     62,342
                                                                                      ---------       -------
    (17) Beginning of period number of Receivables                              (17)     61,888        61,888
    (18) Number of Subsequent Receivables Purchased                             (18)          0             0
    (19) Number of Receivables becoming Liquidated Receivables during period    (19)         17            17
    (20) Number of Receivables becoming Purchased Receivables during period     (20)          0             0
    (21) Number of Receivables paid off during period                           (21)        907           453
                                                                                      ---------       -------
    (22) End of period number of Receivables                                    (22)     61,418        61,418


VI.      STATISTICAL DATA: (CURRENT AND HISTORICAL)
                                                                         ORIGINAL    PREV. MONTH    CURRENT
                                                                         --------    -----------    -------
    (23) Weighted Average APR of the Receivables                 (23)    16.35%          16.35%         16.35%
    (24) Weighted Average Remaining Term of the Receivables      (24)      62.8           61.6           60.8
    (25) Weighted Average Original Term of Receivables           (25)      67.0           67.0           67.0
    (26) Average Receivable Balance                              (26)   $16,437        $16,277        $16,137
    (27) Aggregate Realized Losses                               (27)        $0             $0       $126,586

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-B

                      Class A-1 1.13% Asset Backed Notes
                      Class A-2 1.66% Asset Backed Notes
                      Class A-3 2.48% Asset Backed Notes
                      Class A-4 3.20% Asset Backed Notes

                            STATEMENT TO NOTEHOLDERS

VII.     DELINQUENCY SUMMARY: (PRECEDING COLLECTION PERIOD)
         Receivables with Scheduled Payment delinquent                    UNITS        DOLLARS     PERCENTAGE
    (28) 31-60 days                                              (28)     1,989     $31,314,691     3.16%
    (29) 61-90 days                                              (29)       340       5,251,704     0.53%
    (30) over 90 days                                            (30)        11         188,522     0.02%
                                                                         ------     -----------     ----
    (31) Receivables with Scheduled Payment delinquent
         more than 30 days at end of period                      (31)     2,340     $36,754,917     3.71%

VIII.    NET LOSS RATE: (PRECEDING COLLECTION PERIOD)

    (32) Total Net Liquidation Losses for the preceding Collection Period                                     (32)       126,586.26
    (33) Beginning of Period Pool Balance                                                                     (33) 1,007,332,193.81
    (34) Net Loss Rate                                                                                        (34)            0.01%

IX.      MONTHLY EXTENSION RATE (PRECEDING COLLECTION PERIOD)

    (35) Aggregate Principal Balance of Receivables
         extended during the preceding collection period                                                     (35)     3,463,359.78
    (36) Beginning of Period Pool Balance                                                                    (36) 1,007,332,193.81
    (37) Monthly Extension Rate                                                                              (37)             0.34%

X.       PERFORMANCE TESTS:
         ROLLING AVERAGE DELINQUENCY RATE

            (38)  Delinquency Rate in Preceding Collection Period                   (38)              0.55%
                                                                                         -----------------
            (39)  Delinquency Rate in Second Preceding Collection Period            (39)              0.04%
                                                                                         -----------------
            (40)  Delinquency Rate in Third Preceding Collection Period             (40)              0.00%
                                                                                         -----------------
            (41)  Rolling Average Delinquency Rate ((38) +(39) +(40)) / 3                                    (41)             0.29%
                                                                                                                   ---------------
            (42)  Rolling Average Delinquency Rate Trigger Level for the
                  Preceding Collection Period                                                                (42)             4.50%
                                                                                                                   ---------------
            (43)  Preceding Collection Period Rolling Average
                  Delinquency Rate Compliance                                                                (43)             PASS
                                                                                                                   ---------------


         CUMULATIVE NET LOSS RATIO

            (44)  Cumulative Net Losses incurred prior to the
                  Preceding Collection Period                                       (44)               $ -
                                                                                         -----------------
            (45)  Net Loss incurred in Preceding Collection Period                  (45)        126,586.26
                                                                                         -----------------
            (46)  Cumulative Net Losses                                             (46)        126,586.26
                                                                                         -----------------
            (47)  Original Pool Balance                                             (47) $1,024,700,567.30
                                                                                         -----------------

            (48)  Cumulative Net Loss Ratio ((46) / (47))                                                    (48)             0.01%
                                                                                                                   ---------------
            (49)  Cumulative Net Loss Rate Trigger Level for the
                  Preceding Collection Period                                                                (49)             0.50%
                                                                                                                   ---------------
            (50)  Preceding Collection Period Cumulative Net Loss
                  Rate Compliance                                                                            (50)             PASS
                                                                                                                   ---------------


          AVERAGE MONTHLY EXTENSION RATE

            (51)  Principal Balance of Receivables extended
                  during preceding Collection Period                               (51)               0.34%
                                                                                         -----------------
            (52)  Principal Balance of Receivables extended
                  during the Second Preceding Collection Period                    (52)               0.20%
                                                                                         -----------------
            (53)  Principal Balance of Receivables extended
                  during the Third Preceding Collection Period                     (53)               0.00%
                                                                                         -----------------
            (54)  Average Monthly Extension Rate ((51) +(52) +(53)) / 3                                       (54)            0.27%
                                                                                                                   ---------------
            (55)  Average Monthly Extension Rate Compliance
                  (Extension Rate Maximum = 4%)                                                               (55)            PASS
                                                                                                                   ---------------

For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Triad's website at: www.triadfinancial.com

By:                        (S)/Mike Wilhelms
                           --------------------------------
Name:                      Mike Wilhelms
                           --------------------------------
Title:                     Sr. VP & Chief Financial Officer
                           --------------------------------
Date:                      4-Dec-2003
                           --------------------------------

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